UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2020

JANONE INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-19621	41-1454591
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Warm Springs Road, Suite 102 Las Vegas, NV 89119
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 702-997-5968

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	JAN	The NASDAQ Stock Market LLC (The NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2020, Dennis Gao resigned as a director of JanOne Inc. (the “Company”) effective immediately in order to pursue other opportunities. Mr. Gao served on the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee of the Board of Directors (the “Board”). There were no disagreements between the Company and Mr. Gao that led to his decision to resign.

On January 6, 2020, the Board appointed John Bitar to the Board to fill the vacancy created by Mr. Gao’s resignation, to serve until the Company’s 2020 annual meeting of stockholders or until his successor is duly elected and qualified. There is no arrangement or understanding pursuant to which Mr. Bitar was appointed to the Board. There are no family relationships between Mr. Bitar and any director or executive officer of the Company, and Mr. Bitar does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Bitar will receive $18,000 per annum for his service on the Board.

The Board also appointed Mr. Bitar to serve as a member of the Audit Committee and the Nominating Committee of the Board.  Following Mr. Bitar’s appointment to the Board, as of the date of this Current Report on Form 8-K, the composition of the committees of the Board is as follows: (i) Richard D. Butler, Jr., Nael Hajjar, and John Bitar serve as members of the Audit Committee of the Board, (ii) Richard D. Butler, Jr. and Nael Hajjar serve as members of the Compensation Committee of the Board, and (iii) Richard D. Butler, Jr. and John Bitar serve as members of the Nominating and Corporate Governance Committee of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JanOne Inc.

By:	/s/ Tony Isaac
Name: Tony Isaac
Title: Chief Executive Officer

Dated: January 10, 2020

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